SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 11, 2004
                                                --------------------------------

                              CARE CONCEPTS I, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                     0-20958                     86-0519152
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(State or other jurisdiction     (Commission File            (IRS Employer
 or incorporation)                     Number)               Identification No.)

               760 East McNab Road, Pompano Beach, Florida 33060
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code            (954) 786-8458
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits:

                  99.1     Press Release dated February 11, 2004

Item 9.  Regulation FD Disclosure.

         On February 11, 2004, the American Stock Exchange issued a press release relating to the Company's commencement of listing on the American Stock Exchange. A copy of the press release is filed as an exhibit herewith.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CARE CONCEPTS I, INC.


                                     By: /s/ Steve Markley
                                        --------------------------------------
                                        Steve Markley, Chief Executive Officer

DATED: February 11, 2004

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